                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K
                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: June 15, 2000
                                          -------------


                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



             Virginia                      0-25762            54-1719855
---------------------------------      ----------------   ------------------
(State or other jurisdiction of          (Commission        (IRS Employer
         incorporation)                  File Number)     Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia              23060
--------------------------------------------------           -----------
   (Address of principal executive offices)                   (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000

         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.     OTHER EVENTS
            The May 2000 monthly Certificateholder's Statements to investors were distributed June 15, 2000.

ITEM 7 (c). EXHIBITS

            The following are filed as exhibits to this Report under Exhibit 20:

            1.  May Performance Summary

            2.  Series 1995-1 Class A and Class B Certificateholder's Statements
                  for the month of May 2000.

            3.  Series 1995-3 Class A and Class B Certificateholder's Statements
                  for the month of May 2000.

            4.  Series 1996-1 Class A and Class B Certificateholder's Statements
                  for the month of May 2000.

            5.  Series 1996-2 Class A and Class B Certificateholder's Statements
                  for the month of May 2000.

            6.  Series 1996-3 Class A and Class B Certificateholder's Statements
                  for the month of May 2000.

            7.  Series 1997-1 Class A and Class B Certificateholder's Statements
                  for the month of May 2000.

            8.  Series 1997-2 Class A and Class B Certificateholder's Statements
                  for the month of May 2000.

            9.  Series 1998-1 Class A and Class B Certificateholder's Statements
                  for the month of May 2000.

            10. Series 1998-3 Class A and Class B Certificateholder's Statements
                  for the month of May 2000.

            11. Series 1998-4 Class A and Class B Certificateholder's Statements
                  for the month of May 2000.

            12. Series 1999-1 Class A and Class B Certificateholder's Statements
                  for the month of May 2000

            13. Series 1999-2 Class A and Class B Certificateholder's Statements
                  for the month of May 2000

            14. Series 1999-3 Class A and Class B Certificateholder's Statements
                  for the month of May 2000

            15. Series 2000-1 Class A and Class B Certificateholder's Statements
                  for the month of May 2000

            16. Trust Excess Spread Analysis

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                    CAPITAL ONE MASTER TRUST

                                    By:      CAPITAL ONE BANK
                                             Servicer


                                    By:       /s/ David Willey
                                              ----------------------------------
                                              David M. Willey
                                              Senior Vice President of Corporate
                                              Financial Management
Date:  June 15, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               -----------------

                                    EXHIBITS

                                       TO

                                    FORM 8-K




                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                                         SEQUENTIALLY
EXHIBIT                                                                                  NUMBERED
NUMBER           EXHIBITS                                                                PAGE
------           --------                                                                ------------
  1              May Performance Summary                                                     07

  2              Series 1995-1 Class A and Class B Certificate-
                 holder's Statements for the month of May 2000                               09

  3              Series 1995-3 Class A and Class B Certificate-
                 holder's Statements for the month of May 2000                               11

  4              Series 1996-1 Class A and Class B Certificate-
                 holder's Statements for the month of May 2000                               13

  5              Series 1996-2 Class A and Class B Certificate-
                 holder's Statements for the month of May 2000                               15

  6              Series 1996-3 Class A and Class B Certificate-
                 holder's Statements for the month of May 2000                               17

  7              Series 1997-1 Class A and Class B Certificate-
                 holder's Statements for the month of May 2000                               19

  8              Series 1997-2 Class A and Class B Certificate-
                 holder's Statements for the month of May 2000                               21

  9              Series 1998-1 Class A and Class B Certificate-
                 holder's Statements for the month of May 2000                               24

  10             Series 1998-3 Class A and Class B Certificate-
                 holder's Statements for the month of May 2000                               27

  11             Series 1998-4 Class A and Class B Certificate-
                 holder's Statements for the month of May 2000                               30

  12             Series 1999-1 Class A and Class B Certificate-
                 holder's Statements for the month of May 2000                               32

  13             Series 1999-2 Class A and Class B Certificate-
                 holder's Statements for the month of May 2000                               34

  14             Series 1999-3 Class A and Class B Certificate-

                 holder's Statements for the month of May 2000                               36

  15             Series 2000-1 Class A and Class B Certificate-
                 holder's Statements for the month of May 2000                               38

  16             Trust Excess Spread Analysis                                                40